Exhibit 99.2

Supplemental Financial Information
Third Quarter 2012

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2011, as modified and updated by the Form 8-K filed on May 8, 2012 as well as the Form 10-Q for the quarter ended June 30, 2012.

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Preface	PRIMERICA, INC. Financial Supplement

THIRD QUARTER 2012

This document is a financial supplement to our third quarter 2012 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

•
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.  For periods which include the first quarter of 2011, operating adjustments exclude the impact of certain reinsurance recoveries which previously had not been recognized due to the uncertain nature of their recovery.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Effective January 1, 2012, we adopted ASU 2010-26 Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts and no longer defer certain indirect acquisition costs or costs attributable to unsuccessful efforts of acquiring life insurance policies.  We adopted this accounting policy change retrospectively and, accordingly, our historical results have been adjusted to reflect all results on a consistent basis across all periods presented.  See the table below for the impact on key metrics.

During the first quarter 2012, we closed a redundant reserve financing transaction. In connection with this transaction, we formed Peach Re, Inc. (Peach Re), a special purpose financial captive insurance company and indirect wholly owned subsidiary of the company.  In March 2012, Peach Re entered into a letter of credit facility with Deutsche Bank AG New York Branch with a term of approximately 14 years for a maximum amount of $510 million to support certain of its obligations for a portion of the reserves (commonly referred to as Regulation XXX reserves) related to level premium term life insurance policies ceded to Peach Re by Primerica Life under a new coinsurance agreement.  In connection with this transaction, Primerica Life Insurance Company (PLIC) obtained regulatory approval for the March 2012 payment of an extraordinary dividend of $150 million to Primerica, Inc.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012
Condensed Balance Sheets
Assets:
Investments and cash	$2,330,098	$2,297,013	$2,319,873	$2,157,582	$2,167,231	$2,016,842	$2,176,721
Due from reinsurers	3,769,599	3,793,995	3,818,759	3,855,318	3,895,162	3,903,028	3,993,603
Deferred policy acquisition costs	786,055	833,784	864,623	904,485	948,087	990,558	1,036,020
Other assets	582,079	567,482	586,647	525,836	522,123	540,010	597,465
Separate account assets	2,582,881	2,544,429	2,276,705	2,408,598	2,541,313	2,500,640	2,630,630
Total assets	$10,050,712	$10,036,703	$9,866,607	$9,851,820	$10,073,917	$9,951,077	$10,434,439

Liabilities:
Future policy benefits	$4,470,185	$4,532,615	$4,557,535	$4,614,860	$4,676,374	$4,723,359	$4,797,815
Other policy liabilities	604,487	588,202	589,826	589,542	606,793	593,956	595,382
Income taxes	100,666	84,859	87,950	81,316	88,503	82,755	96,408
Other liabilities	396,195	363,181	389,319	381,495	331,112	329,539	424,706
Note payable	300,000	300,000	300,000	300,000	300,000	300,000	374,421
Payable under securities lending	186,089	163,342	185,483	149,358	142,507	143,963	177,666
Separate account liabilities	2,582,881	2,544,429	2,276,705	2,408,598	2,541,313	2,500,640	2,630,630
Total liabilities	8,640,502	8,576,628	8,386,817	8,525,169	8,686,602	8,674,211	9,097,028
Stockholders’ equity:
Common stock ($0.01 par value) (1)	732	736	737	649	653	599	597
Paid-in capital	1,016,973	1,021,338	1,026,265	835,232	842,613	693,717	691,885
Retained earnings	240,739	276,089	308,912	344,104	383,847	426,936	468,223
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	96,542	105,646	99,257	97,082	107,598	107,187	119,836
Net unrealized investment losses other-than-temporarily impaired	(2,275)	(2,275)	(2,363)	(1,665)	(1,981)	(2,031)	(1,364)
Cumulative translation adjustment	57,498	58,541	46,982	51,248	54,584	50,457	58,234
Total stockholders’ equity	1,410,210	1,460,076	1,479,790	1,326,650	1,387,314	1,276,866	1,337,411
Total liabilities and stockholders' equity	$10,050,712	$10,036,703	$9,866,607	$9,851,820	$10,073,917	$9,951,077	$10,434,439

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,315,943	$1,356,704	$1,382,895	$1,231,233	$1,281,697	$1,171,709	$1,218,939
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	96,542	105,646	99,257	97,082	107,598	107,187	119,836
Net unrealized investment losses other-than-temporarily impaired	(2,275)	(2,275)	(2,363)	(1,665)	(1,981)	(2,031)	(1,364)
Total reconciling items	94,268	103,372	96,894	95,417	105,617	105,156	118,472
Total stockholders’ equity	$1,410,210	$1,460,076	$1,479,790	$1,326,650	$1,387,314	$1,276,866	$1,337,411

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$738,946	$786,055	$833,784	$864,623	$904,485	$948,087	$990,558
General expenses deferred	7,381	8,410	7,625	7,754	7,003	7,492	7,234
Commission costs deferred	56,822	62,091	61,785	58,793	60,116	66,540	61,238
Amortization of deferred policy acquisition costs	(23,229)	(23,975)	(26,645)	(30,185)	(26,531)	(28,205)	(29,234)
Foreign currency impact and other, net	6,135	1,203	(11,927)	3,501	3,015	(3,356)	6,223
Balance, end of period	$786,055	$833,784	$864,623	$904,485	$948,087	$990,558	$1,036,020

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	$	%	YTD	YTD	$	%
(Dollars in thousands, except per-share data)	2011	2011	2011	2011	2012	2012	2012	Change	Change	2011	2012	Change	Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	72,671,481	73,457,333	73,658,253	69,366,432	65,133,035	61,530,879	60,059,741	(13,598,512)	-18.5%	73,264,528	62,241,218	(11,023,010)	-15.0%

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$45,600	$10,503	29.9%	$119,988	$133,535	$13,547	11.3%
Less income attributable to unvested participating securities	(1,895)	(1,097)	(988)	(1,111)	(1,357)	(1,110)	(1,116)	(128)	-12.9%	(3,798)	(3,625)	174	4.6%
Net income used in computing basic EPS	$45,377	$36,523	$34,108	$36,094	$40,400	$45,069	$44,483	$10,375	30.4%	$116,190	$129,911	$13,721	11.8%
Basic earnings per share	$0.62	$0.50	$0.46	$0.52	$0.62	$0.73	$0.74	$0.28	59.9%	$1.59	$2.09	$0.50	31.6%

Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$45,103	$7,802	20.9%	$119,335	$132,935	$13,600	11.4%
Less operating income attributable to unvested participating securities	(1,741)	(1,126)	(1,051)	(1,094)	(1,377)	(1,093)	(1,104)	(54)	-5.1%	(3,783)	(3,608)	175	4.6%
Net operating income used in computing basic operating EPS	$41,700	$37,467	$36,250	$35,558	$41,000	$44,362	$43,999	$7,748	21.4%	$115,551	$129,327	$13,776	11.9%
Basic operating income per share	$0.57	$0.51	$0.49	$0.51	$0.63	$0.72	$0.73	$0.24	48.9%	$1.58	$2.08	$0.50	31.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	72,671,481	73,457,333	73,658,253	69,366,432	65,133,035	61,530,879	60,059,741	(13,598,512)	-18.5%	73,264,528	62,241,218	(11,023,010)	-15.0%
Dilutive impact of warrants	1,154,597	743,814	541,184	802,787	1,141,687	1,155,701	1,502,853	961,669	nm	830,342	1,277,698	447,356	53.9%
Shares used to calculate diluted EPS	73,826,078	74,201,147	74,199,437	70,169,219	66,274,722	62,686,580	61,562,594	(12,836,843)	-17.0%	74,094,870	63,518,916	(10,575,954)	-14.3%

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$45,600	$10,503	29.9%	$119,988	$133,535	$13,547	11.3%
Less income attributable to unvested participating securities	(1,867)	(1,087)	(982)	(1,099)	(1,335)	(1,092)	(1,092)	(110)	-11.2%	(3,759)	(3,559)	200	5.3%
Net income used in computing diluted EPS	$45,405	$36,533	$34,115	$36,105	$40,421	$45,088	$44,507	$10,393	30.5%	$116,230	$129,977	$13,747	11.8%
Diluted earnings per share	$0.62	$0.49	$0.46	$0.51	$0.61	$0.72	$0.72	$0.26	57.2%	$1.57	$2.05	$0.48	30.4%

Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$45,103	$7,802	20.9%	$119,335	$132,935	$13,600	11.4%
Less operating income attributable to unvested participating securities	(1,715)	(1,115)	(1,044)	(1,083)	(1,355)	(1,074)	(1,080)	(37)	-3.5%	(3,742)	(3,542)	200	5.3%
Net operating income used in computing diluted operating EPS	$41,726	$37,477	$36,257	$35,570	$41,022	$44,381	$44,023	$7,765	21.4%	$115,592	$129,392	$13,800	11.9%
Diluted operating income per share	$0.57	$0.51	$0.49	$0.51	$0.62	$0.71	$0.72	$0.23	46.3%	$1.56	$2.04	$0.48	30.6%

															YOY Q3							YOY YTD
	Q1		Q2		Q3		Q4		Q1		Q2		Q3		$		%	YTD		YTD		$		%
	2011		2011		2011		2011		2012		2012		2012		Change		Change	2011		2012		Change		Change
Annualized Return on Equity
Average stockholders' equity	$1,383,369		$1,435,143		$1,469,933		$1,403,220		$1,356,982		$1,332,090		$1,307,138		$(162,794)		-11.1%	$1,429,482		$1,332,070		$(97,411)		-6.8%
Average adjusted stockholders' equity	$1,288,212		$1,336,324		$1,369,800		$1,307,064		$1,256,465		$1,226,703		$1,195,324		$(174,476)		-12.7%	$1,331,445		$1,226,164		$(105,281)		-7.9%

Net income return on stockholders' equity	13.7%		10.5%		9.6%		10.6%		12.3%		13.9%		14.0%		4.4%		nm	11.2%		13.4%		2.2%		nm
Net income return on adjusted stockholders' equity	14.7%		11.3%		10.2%		11.4%		13.3%		15.1%		15.3%		5.0%		nm	12.0%		14.5%		2.5%		nm

Net operating income return on adjusted stockholders' equity	13.5%		11.6%		10.9%		11.2%		13.5%		14.8%		15.1%		4.2%		nm	12.0%		14.5%		2.5%		nm

Capital Structure
Debt-to-capital (1)	17.5%		17.0%		16.9%		18.4%		17.8%		19.0%		21.9%		5.0%		nm	16.9%		21.9%		5.0%		nm

Cash and invested assets to stockholders' equity	1.7	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	0.1	x	nm	1.6	x	1.6	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	1.8	x	1.7	x	1.7	x	1.8	x	1.7	x	1.7	x	1.8	x	0.1	x	nm	1.7	x	1.8	x	0.1	x	nm

Share count, end of period (2)	73,187,837		73,603,111		73,740,120		64,882,643		65,303,547		59,868,486		59,722,559		(14,017,561)		-19.0%	73,740,120		59,722,559		(14,017,561)		-19.0%
Adjusted stockholders' equity per share	$17.98		$18.43		$18.75		$18.98		$19.63		$19.57		$20.41		$1.66		8.8%	$18.75		$20.41		$1.66		8.8%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	na		A2		A2		A2		A2		A2		A2		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm
Fitch	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	na		Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm	nm		nm		nm		nm
S&P	na		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	na		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the notes payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	$	%	YTD	YTD	$	%
(Dollars in thousands)	2011	2011	2011	2011	2012	2012	2012	Change	Change	2011	2012	Change	Change
Statement of Income
Revenues:
Direct premiums	$552,069	$560,881	$560,739	$555,778	$561,037	$570,073	$567,273	$6,534	1.2%	$1,673,689	$1,698,383	$24,695	1.5%
Ceded premiums	(422,238)	(435,564)	(425,643)	(419,630)	(418,163)	(415,814)	(414,992)	10,651	2.5%	(1,283,444)	(1,248,969)	34,475	2.7%
Net premiums	129,831	125,317	135,096	136,148	142,874	154,259	152,282	17,186	12.7%	390,244	449,414	59,170	15.2%
Net investment income	28,626	27,229	27,103	25,644	26,097	23,605	26,882	(222)	-0.8%	82,958	76,583	(6,375)	-7.7%
Commissions and fees:
Sales-based (1)	43,128	44,904	42,244	40,086	44,467	47,269	43,120	876	2.1%	130,276	134,856	4,580	3.5%
Asset-based (2)	44,825	45,348	41,996	40,889	43,722	43,751	45,627	3,631	8.6%	132,170	133,099	929	0.7%
Account-based (3)	10,432	11,811	10,140	9,615	9,373	9,494	9,826	(314)	-3.1%	32,382	28,693	(3,689)	-11.4%
Other commissions and fees	7,731	6,635	6,502	6,693	6,343	6,248	5,764	(739)	-11.4%	20,868	18,355	(2,513)	-12.0%
Realized investment (losses) gains	327	2,035	(178)	4,256	2,132	4,320	3,872	4,050	nm	2,184	10,324	8,140	nm
Other, net	11,452	11,816	12,887	12,526	11,594	11,581	11,715	(1,172)	-9.1%	36,155	34,889	(1,266)	-3.5%
Total revenues	276,352	275,095	275,790	275,855	286,601	300,525	299,087	23,297	8.4%	827,237	886,214	58,977	7.1%
Benefits and expenses:
Benefits and claims	57,635	57,272	64,101	63,688	67,933	68,925	70,738	6,636	10.4%	179,008	207,596	28,587	16.0%
Amortization of DAC	23,229	23,975	26,645	30,185	26,531	28,205	29,234	2,588	9.7%	73,849	83,970	10,121	13.7%
Insurance commissions	8,998	9,532	10,536	9,553	8,496	6,457	6,684	(3,851)	-36.6%	29,066	21,638	(7,427)	-25.6%
Insurance expenses	15,798	26,988	22,133	24,273	22,444	24,589	23,744	1,611	7.3%	64,920	70,777	5,858	9.0%
Sales commissions:
Sales-based (1)	30,553	31,389	29,640	26,805	31,600	33,285	30,521	882	3.0%	91,582	95,406	3,824	4.2%
Asset-based (2)	15,451	15,111	13,805	13,534	14,745	15,031	15,557	1,752	12.7%	44,368	45,334	966	2.2%
Other sales commissions	4,434	3,774	3,692	3,534	3,371	3,159	3,292	(400)	-10.8%	11,900	9,823	(2,078)	-17.5%
Interest expense	6,997	6,998	7,000	6,973	6,910	8,505	8,829	1,829	26.1%	20,994	24,244	3,250	15.5%
Other operating expenses	40,001	41,590	42,732	40,630	41,104	40,447	39,933	(2,800)	-6.6%	124,324	121,484	(2,840)	-2.3%
Total benefits and expenses	203,095	216,630	220,285	219,175	223,135	228,605	228,532	8,247	3.7%	640,010	680,272	40,262	6.3%
Income before income taxes	73,256	58,465	55,505	56,681	63,466	71,921	70,556	15,050	27.1%	187,227	205,942	18,715	10.0%
Income taxes	25,985	20,845	20,409	19,477	21,709	25,741	24,956	4,547	22.3%	67,239	72,407	5,168	7.7%
Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$45,600	$10,503	29.9%	$119,988	$133,535	$13,547	11.3%

Income Before Income Taxes by Segment
Term Life	$49,716	$36,027	$39,663	$37,045	$44,283	$51,722	$48,577	$8,915	22.5%	$125,405	$144,583	$19,178	15.3%
Investment & Savings Products	31,039	30,470	26,746	28,821	28,869	29,444	31,608	4,862	18.2%	88,255	89,922	1,667	1.9%
Corporate & Other Distributed Products	(7,498)	(8,032)	(10,903)	(9,185)	(9,687)	(9,246)	(9,629)	1,274	11.7%	(26,433)	(28,563)	(2,130)	-8.1%
Income before income taxes	$73,256	$58,465	$55,505	$56,681	$63,466	$71,921	$70,556	$15,050	27.1%	$187,227	$205,942	$18,715	10.0%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

								YOY Q3				YOY YTD
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	$	%	YTD	YTD	$	%
(Dollars in thousands)	2011	2011	2011	2011	2012	2012	2012	Change	Change	2011	2012	Change	Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$267,296	$273,060	$275,968	$271,600	$284,469	$296,206	$295,215	$19,247	7.0%	$816,324	$875,890	$59,565	7.3%

Operating revenues reconciling items:
Realized investment gains/losses	327	2,035	(178)	4,256	2,132	4,320	3,872	nm	nm	2,184	10,324	nm	nm
Ceded premiums - reinsurance recoveries	8,729	—	—	—	—	—	—	nm	nm	8,729	—	nm	nm
Total operating revenues reconciling items	9,056	2,035	(178)	4,256	2,132	4,320	3,872	nm	nm	10,913	10,324	nm	nm

Total revenues	$276,352	$275,095	$275,790	$275,855	$286,601	$300,525	$299,087	$23,297	8.4%	$827,237	$886,214	$58,977	7.1%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$67,321	$59,976	$58,992	$55,840	$64,409	$70,793	$69,787	$10,795	18.3%	$186,288	$204,989	$18,700	10.0%

Operating income before income taxes reconciling items:
Realized investment gains/losses	327	2,035	(178)	4,256	2,132	4,320	3,872	nm	nm	2,184	10,324	nm	nm
Ceded premiums - reinsurance recoveries	8,729	—	—	—	—	—	—	nm	nm	8,729	—	nm	nm
Initial & accelerated management / field grant expense	(3,120)	(3,546)	(3,309)	(3,415)	(3,075)	(3,192)	(3,104)	nm	nm	(9,974)	(9,371)	nm	nm
Total operating income before income taxes reconciling items	5,936	(1,510)	(3,487)	841	(943)	1,128	768	nm	nm	939	953	nm	nm

Income before income taxes	$73,256	$58,465	$55,505	$56,681	$63,466	$71,921	$70,556	$15,050	27.1%	$187,227	$205,942	$18,715	10.0%

Reconciliation from Net Operating Income to Net Income
Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$45,455	$45,103	$7,802	20.9%	$119,335	$132,935	$13,600	11.4%

Net operating income reconciling items:
Operating income before income taxes reconciling items	5,936	(1,510)	(3,487)	841	(943)	1,128	768	nm	nm	939	953	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(2,105)	539	1,282	(289)	323	(404)	(272)	nm	nm	(285)	(353)	nm	nm
Total net operating income reconciling items	3,830	(972)	(2,205)	552	(621)	724	497	nm	nm	654	600	nm	nm

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$46,179	$45,600	$10,503	29.9%	$119,988	$133,535	$13,547	11.3%

7 of 15

Segment Operating Results	PRIMERICA, INC.
Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$549,069	$9,376	1.7%	$1,612,144	$1,641,555	$29,412	1.8%
Ceded premiums	(427,382)	(431,890)	(421,933)	(416,477)	(414,559)	(412,038)	(411,240)	10,693	2.5%	(1,281,205)	(1,237,837)	43,368	3.4%
Net premiums	104,786	108,393	117,760	120,973	127,598	138,292	137,829	20,069	17.0%	330,939	403,718	72,780	22.0%
Allocated net investment income	15,794	15,669	15,664	15,560	16,659	16,685	18,395	2,731	17.4%	47,127	51,740	4,613	9.8%
Other, net	7,653	7,580	8,289	8,144	7,547	7,753	7,788	(500)	-6.0%	23,522	23,089	(433)	-1.8%
Operating revenues	128,233	131,641	141,713	144,678	151,805	162,730	164,012	22,299	15.7%	401,588	478,547	76,959	19.2%
Benefits and expenses:
Benefits and claims	47,351	43,921	52,067	53,820	57,509	59,984	60,733	8,666	16.6%	143,339	178,226	34,888	24.3%
Amortization of DAC	20,127	19,894	22,289	27,163	23,933	22,547	27,645	5,356	24.0%	62,311	74,125	11,814	19.0%
Insurance commissions	4,063	5,320	5,633	4,380	3,577	2,314	2,168	(3,465)	-61.5%	15,016	8,060	(6,957)	-46.3%
Insurance expenses	12,833	23,607	19,186	19,421	19,717	21,782	20,532	1,345	7.0%	55,626	62,030	6,404	11.5%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,380	4,357	1,482	51.6%	8,619	11,523	2,903	33.7%
Operating benefits and expenses	87,246	95,615	102,050	107,633	107,521	111,008	115,435	13,385	13.1%	284,912	333,964	49,053	17.2%
Operating income before income taxes	$40,987	$36,027	$39,663	$37,045	$44,283	$51,722	$48,577	$8,915	22.5%	$116,676	$144,583	$27,907	23.9%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$43,128	$44,904	$42,244	$40,086	$44,467	$47,269	$43,120	$876	2.1%	$130,276	$134,856	$4,580	3.5%
Asset-based	44,825	45,348	41,996	40,889	43,722	43,751	45,627	3,631	8.6%	132,170	133,099	929	0.7%
Account-based	10,432	11,811	10,140	9,615	9,373	9,494	9,826	(314)	-3.1%	32,382	28,693	(3,689)	-11.4%
Other, net	2,461	2,522	3,105	3,196	2,572	2,454	2,590	(515)	-16.6%	8,089	7,616	(473)	-5.8%
Operating revenues	100,846	104,586	97,486	93,786	100,133	102,967	101,163	3,678	3.8%	302,917	304,264	1,347	0.4%
Benefits and expenses:
Amortization of DAC	2,785	3,751	4,034	1,913	3,223	2,881	1,411	(2,623)	-65.0%	10,569	7,514	(3,055)	-28.9%
Insurance commissions	2,140	2,344	2,277	2,089	2,149	2,252	2,323	45	2.0%	6,762	6,723	(38)	-0.6%
Sales commissions:
Sales-based	30,553	31,389	29,640	26,805	31,600	33,285	30,521	882	3.0%	91,582	95,406	3,824	4.2%
Asset-based	15,451	15,111	13,805	13,534	14,745	15,031	15,557	1,752	12.7%	44,368	45,334	966	2.2%
Other operating expenses	18,878	21,519	20,984	20,624	19,547	20,074	19,744	(1,240)	-5.9%	61,382	59,365	(2,016)	-3.3%
Operating benefits and expenses	69,807	74,115	70,740	64,964	71,264	73,523	69,556	(1,184)	-1.7%	214,662	214,342	(320)	-0.1%
Operating income before income taxes	$31,039	$30,470	$26,746	$28,821	$28,869	$29,444	$31,608	$4,862	18.2%	$88,255	$89,922	$1,667	1.9%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,902	$20,597	$21,046	$18,328	$18,880	$19,744	$18,204	$(2,841)	-13.5%	$61,545	$56,828	$(4,717)	-7.7%
Ceded premiums	(3,585)	(3,674)	(3,710)	(3,153)	(3,604)	(3,777)	(3,752)	(42)	-1.1%	(10,969)	(11,133)	(164)	-1.5%
Net premiums	16,317	16,924	17,336	15,174	15,276	15,967	14,453	(2,883)	-16.6%	50,576	45,695	(4,881)	-9.7%
Allocated net investment income	12,831	11,560	11,439	10,083	9,437	6,919	8,487	(2,952)	-25.8%	35,830	24,843	(10,987)	-30.7%
Commissions and fees:
Loans	1,528	1,202	1,126	1,134	913	627	438	(688)	-61.1%	3,856	1,978	(1,878)	-48.7%
DebtWatchers	1,071	805	840	791	717	648	609	(231)	-27.5%	2,716	1,974	(742)	nm
Prepaid Legal Services	2,619	2,345	2,329	2,321	2,289	2,266	2,364	35	1.5%	7,293	6,918	(374)	-5.1%
Auto and Homeowners Insurance	1,687	1,507	1,427	1,606	1,689	1,836	1,271	(156)	-10.9%	4,621	4,797	176	3.8%
Long-Term Care Insurance	825	775	764	835	724	650	746	(17)	-2.2%	2,364	2,120	(245)	-10.3%
Other sales commissions	1	0	16	5	12	222	334	318	nm	18	568	550	nm
Other, net	1,337	1,715	1,493	1,186	1,475	1,373	1,337	(156)	-10.5%	4,545	4,185	(360)	-7.9%
Operating revenues	38,216	36,833	36,770	33,136	32,531	30,508	30,039	(6,730)	-18.3%	111,819	93,078	(18,741)	-16.8%
Benefits and expenses:
Benefits and claims	10,284	13,352	12,034	9,867	10,424	8,941	10,004	(2,030)	-16.9%	35,670	29,370	(6,300)	-17.7%
Amortization of DAC	317	330	322	1,110	(625)	2,778	178	(144)	-44.8%	969	2,331	1,362	140.6%
Insurance commissions	2,794	1,867	2,626	3,084	2,770	1,891	2,194	(432)	-16.5%	7,287	6,855	(432)	-5.9%
Insurance expenses	2,965	3,381	2,947	4,851	2,727	2,807	3,213	265	9.0%	9,293	8,747	(547)	-5.9%
Sales commissions	4,434	3,774	3,692	3,534	3,371	3,159	3,292	(400)	-10.8%	11,900	9,823	(2,078)	-17.5%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	4,472	347	8.4%	12,375	12,722	347	2.8%
Other operating expenses	18,003	16,525	18,440	16,591	18,482	17,181	17,085	(1,355)	-7.3%	52,968	52,748	(220)	-0.4%
Operating benefits and expenses	42,922	43,354	44,186	43,162	41,275	40,882	40,437	(3,749)	-8.5%	130,462	122,594	(7,868)	-6.0%
Operating income before income taxes	$(4,705)	$(6,521)	$(7,416)	$(10,026)	$(8,744)	$(10,374)	$(10,398)	$(2,981)	-40.2%	$(18,643)	$(29,516)	$(10,873)	-58.3%

8 of 15

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)								YOY Q3				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Revenues:
Direct premiums	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$549,069	$9,376	1.7%	$1,612,144	$1,641,555	$29,412	1.8%
Ceded premiums	(427,382)	(431,890)	(421,933)	(416,477)	(414,559)	(412,038)	(411,240)	10,693	2.5%	(1,281,205)	(1,237,837)	43,368	3.4%
Net premiums	104,786	108,393	117,760	120,973	127,598	138,292	137,829	20,069	17.0%	330,939	403,718	72,780	22.0%
Allocated net investment income	15,794	15,669	15,664	15,560	16,659	16,685	18,395	2,731	17.4%	47,127	51,740	4,613	9.8%
Other, net	7,653	7,580	8,289	8,144	7,547	7,753	7,788	(500)	-6.0%	23,522	23,089	(433)	-1.8%
Operating revenues	128,233	131,641	141,713	144,678	151,805	162,730	164,012	22,299	15.7%	401,588	478,547	76,959	19.2%
Benefits and expenses:
Benefits and claims	47,351	43,921	52,067	53,820	57,509	59,984	60,733	8,666	16.6%	143,339	178,226	34,888	24.3%
Amortization of DAC	20,127	19,894	22,289	27,163	23,933	22,547	27,645	5,356	24.0%	62,311	74,125	11,814	19.0%
Insurance commissions	4,063	5,320	5,633	4,380	3,577	2,314	2,168	(3,465)	-61.5%	15,016	8,060	(6,957)	-46.3%
Insurance expenses	12,833	23,607	19,186	19,421	19,717	21,782	20,532	1,345	7.0%	55,626	62,030	6,404	11.5%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,380	4,357	1,482	51.6%	8,619	11,523	2,903	33.7%
Operating benefits and expenses	87,246	95,615	102,050	107,633	107,521	111,008	115,435	13,385	13.1%	284,912	333,964	49,053	17.2%
Operating income before income taxes	$40,987	$36,027	$39,663	$37,045	$44,283	$51,722	$48,577	$8,915	22.5%	$116,676	$144,583	$27,907	23.9%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$46,771	$56,581	$64,655	$71,240	$79,146	$88,860	$94,133	$29,478	45.6%	$168,007	$262,138	$94,131	56.0%
Ceded premiums	(8,075)	(9,320)	(8,513)	(8,753)	(13,012)	(14,450)	(13,333)	(4,820)	-56.6%	(25,907)	(40,794)	(14,887)	-57.5%
Net premiums	38,697	47,261	56,142	62,487	66,134	74,410	80,800	24,657	43.9%	142,100	221,344	79,244	55.8%
Allocated net investment income	630	722	986	1,195	1,302	2,431	2,996	2,009	nm	2,339	6,729	4,390	nm
Other, net	7,614	7,605	8,287	8,151	7,501	7,671	7,778	(508)	-6.1%	23,506	22,950	(556)	-2.4%
Operating revenues	46,941	55,588	65,415	71,833	74,938	84,512	91,573	26,158	40.0%	167,944	251,023	83,079	49.5%
Benefits and expenses:
Benefits and claims	14,002	17,380	21,086	23,261	25,056	26,667	31,057	9,971	47.3%	52,468	82,780	30,312	57.8%
Amortization of DAC	9,249	8,324	11,193	14,893	14,674	12,117	17,199	6,006	53.7%	28,766	43,989	15,223	52.9%
Insurance commissions	3,737	5,052	5,366	4,123	3,364	1,965	1,806	(3,560)	-66.3%	14,155	7,136	(7,019)	-49.6%
Insurance expenses	21,976	32,353	28,054	28,915	28,133	29,911	29,043	988	3.5%	82,383	87,087	4,704	5.7%
Interest expense	—	—	—	—	—	266	303	303	nm	—	569	569	nm
Operating benefits and expenses	48,963	63,109	65,700	71,193	71,227	70,927	79,407	13,708	20.9%	177,772	221,561	43,789	24.6%
Operating income before income taxes	$(2,023)	$(7,520)	$(284)	$640	$3,711	$13,585	$12,166	$12,451	nm	$(9,827)	$29,463	$39,290	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$485,396	$483,702	$475,038	$466,211	$463,011	$461,470	$454,936	$(20,102)	-4.2%	$1,444,136	$1,379,417	$(64,719)	-4.5%
Ceded premiums	(419,307)	(422,570)	(413,421)	(407,724)	(401,548)	(397,588)	(397,907)	15,514	3.8%	(1,255,297)	(1,197,043)	58,255	4.6%
Net premiums	66,089	61,132	61,618	58,487	61,464	63,882	57,029	(4,588)	-7.4%	188,839	182,374	(6,465)	-3.4%
Allocated net investment income	15,164	14,947	14,678	14,365	15,357	14,255	15,400	722	4.9%	44,789	45,011	223	0.5%
Other, net	39	(26)	2	(7)	46	82	10	8	nm	16	139	123	nm
Operating revenues	81,293	76,053	76,298	72,845	76,867	78,218	72,439	(3,859)	-5.1%	233,643	227,524	(6,119)	-2.6%
Benefits and expenses:
Benefits and claims	33,349	26,541	30,981	30,560	32,453	33,317	29,676	(1,305)	-4.2%	90,871	95,446	4,576	5.0%
Amortization of DAC	10,878	11,571	11,096	12,270	9,259	10,430	10,446	(650)	-5.9%	33,545	30,136	(3,409)	-10.2%
Insurance commissions	327	268	267	257	213	349	362	95	35.7%	861	924	62	7.3%
Insurance expenses	9,366	9,466	9,014	7,989	9,162	9,164	8,557	(457)	-5.1%	27,846	26,884	(962)	-3.5%
Insurance expense allowance	(18,508)	(18,212)	(17,883)	(17,483)	(17,579)	(17,293)	(17,068)	814	4.6%	(54,602)	(51,940)	2,662	4.9%
Interest expense	2,872	2,873	2,875	2,848	2,785	4,114	4,054	1,179	41.0%	8,619	10,954	2,334	27.1%
Operating benefits and expenses	38,283	32,506	36,351	36,441	36,294	40,082	36,028	(323)	-0.9%	107,140	112,404	5,264	4.9%
Operating income before income taxes	$43,010	$43,547	$39,947	$36,405	$40,573	$38,137	$36,411	$(3,536)	-8.9%	$126,503	$115,120	$(11,383)	-9.0%

(1)	Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 15

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2011	Q2 2011	Q3 2011	Q4 2011		Q1 2012	Q2 2012	Q3 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	94,850	92,212	90,519		91,970	91,176	89,651	90,868	349	0.4%	94,850	91,176	(3,674)	-3.9%
New life-licensed representatives	7,145	8,061	10,334		8,171	7,650	9,786	8,613	(1,721)	-16.7%	25,540	26,049	509	2.0%
Non-renewal and terminated representatives	(9,783)	(9,754)	(8,883)		(8,965)	(9,175)	(8,569)	(7,975)	908	10.2%	(28,420)	(25,719)	2,701	9.5%
Life-insurance licensed sales force, end of period	92,212	90,519	91,970	(6)	91,176	89,651	90,868	91,506	(464)	-0.5%	91,970	91,506	(464)	-0.5%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$41.1	$47.5	$50.1		$48.9	$44.7	$47.8	$41.8	$(8.3)	-16.6%	$138.7	$134.4	$(4.3)	-3.1%
Additions and increases in premium	10.4	11.4	11.5		11.6	10.7	11.4	11.6	0.1	0.7%	33.4	33.7	0.3	0.9%
Total estimated annualized issued term life premium	$51.5	$58.9	$61.7		$60.4	$55.4	$59.2	$53.4	$(8.2)	-13.4%	$172.1	$168.1	$(4.0)	-2.3%

Issued term life policies	51,281	59,826	65,067		61,361	56,145	60,583	53,506	(11,561)	-17.8%	176,174	170,234	(5,940)	-3.4%
Estimated average annualized issued term life premium per policy (1)(2)	$802	$794	$771		$796	$797	$790	$782	$11	1.4%	$788	$790	$2	0.2%

Term life face amount in-force, beginning of period ($mills)	$656,791	$658,523	$663,617		$666,182	$664,955	$664,423	$668,024	$4,408	0.7%	$656,791	$664,955	$8,164	1.2%
Issued term life face amount (3)	16,735	18,974	18,885		18,552	16,983	18,307	16,345	(2,540)	-13.5%	54,594	51,635	(2,959)	-5.4%
Terminated term life face amount	(17,247)	(14,724)	(16,221)		(18,760)	(16,307)	(14,322)	(15,566)	655	4.0%	(48,192)	(46,196)	1,996	4.1%
Foreign currency impact, net	2,244	843	(98)		(1,019)	(1,208)	(384)	329	427	nm	2,989	(1,263)	(4,252)	nm
Term life face amount in-force, end of period	$658,523	$663,617	$666,182		$664,955	$664,423	$668,024	$669,132	$2,949	0.4%	$666,182	$669,132	$2,949	0.4%

New Term Life Insurance - Financial Analysis

Direct premium	$46,771	$56,581	$64,655		$71,240	$79,146	$88,860	$94,133	29,478	45.6%	$168,007	$262,138	$94,131	56.0%

New term life operating income before income taxes	$(2,023)	$(7,520)	$(284)		$640	$3,711	$13,585	$12,166	12,451	nm	$(9,827)	$29,463	$39,290	nm
% of direct premium	-4.3%	-13.3%	-0.4%		0.9%	4.7%	15.3%	12.9%	nm	nm	-5.8%	11.2%	nm	nm

Benefits & expenses, net (4)	$35,063	$40,076	$46,158		$51,030	$56,105	$55,199	$63,395	17,237	37.3%	$121,296	$174,699	$53,403	44.0%
% of direct premium	75.0%	70.8%	71.4%		71.6%	70.9%	62.1%	67.3%	nm	nm	72.2%	66.6%	nm	nm

Insurance expenses, net (5)	$14,362	$24,747	$19,768		$20,764	$20,632	$22,240	$21,265	1,497	7.6%	$58,877	$64,136	$5,259	8.9%
% of direct premium	30.7%	43.7%	30.6%		29.1%	26.1%	25.0%	22.6%	nm	nm	35.0%	24.5%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$485,396	$483,702	$475,038		$466,211	$463,011	$461,470	$454,936	(20,102)	-4.2%	$1,444,136	$1,379,417	$(64,719)	-4.5%

Legacy term life operating income before income taxes	$43,010	$43,547	$39,947		$36,405	$40,573	$38,137	$36,411	(3,536)	-8.9%	$126,503	$115,120	$(11,383)	-9.0%
% of direct premium	8.9%	9.0%	8.4%		7.8%	8.8%	8.3%	8.0%	nm	nm	8.8%	8.3%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues
(6)	Reflects a change in methodology for terminating representatives that was implemented in the fourth quarter of 2011.

10 of 15

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	$ Change	% Change	YTD 2011	YTD 2012	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$43,128	$44,904	$42,244	$40,086	$44,467	$47,269	$43,120	$876	2.1%	$130,276	$134,856	$4,580	3.5%
Asset-based	44,825	45,348	41,996	40,889	43,722	43,751	45,627	3,631	8.6%	132,170	133,099	929	0.7%
Account-based	10,432	11,811	10,140	9,615	9,373	9,494	9,826	(314)	-3.1%	32,382	28,693	(3,689)	-11.4%
Other, net	2,461	2,522	3,105	3,196	2,572	2,454	2,590	(515)	-16.6%	8,089	7,616	(473)	-5.8%
Operating revenues	100,846	104,586	97,486	93,786	100,133	102,967	101,163	3,678	3.8%	302,917	304,264	1,347	0.4%
Benefits and expenses:
Amortization of DAC	2,785	3,751	4,034	1,913	3,223	2,881	1,411	(2,623)	-65.0%	10,569	7,514	(3,055)	-28.9%
Insurance commissions	2,140	2,344	2,277	2,089	2,149	2,252	2,323	45	2.0%	6,762	6,723	(38)	-0.6%
Sales commissions:
Sales-based	30,553	31,389	29,640	26,805	31,600	33,285	30,521	882	3.0%	91,582	95,406	3,824	4.2%
Asset-based	15,451	15,111	13,805	13,534	14,745	15,031	15,557	1,752	12.7%	44,368	45,334	966	2.2%
Other operating expenses	18,878	21,519	20,984	20,624	19,547	20,074	19,744	(1,240)	-5.9%	61,382	59,365	(2,016)	-3.3%
Operating benefits and expenses	69,807	74,115	70,740	64,964	71,264	73,523	69,556	(1,184)	-1.7%	214,662	214,342	(320)	-0.1%
Operating income before income taxes	$31,039	$30,470	$26,746	$28,821	$28,869	$29,444	$31,608	$4,862	18.2%	$88,255	$89,922	$1,667	1.9%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$646.0	$603.1	$498.3	$482.5	$611.9	$589.6	$545.7	$47.5	9.5%	$1,747.4	$1,747.2	$(0.1)	nm
Variable Annuities and other	344.6	458.0	483.4	388.4	428.9	500.3	445.2	(38.3)	-7.9%	1,286.1	1,374.4	88.4	6.9%
Total sales-based revenue generating product sales	990.6	1,061.1	981.7	870.9	1,040.8	1,090.0	990.9	9.2	0.9%	3,033.4	3,121.7	88.2	2.9%
Managed Mutual Funds	—	0.2	11.8	16.6	23.1	39.6	37.3	25.5	nm	12.0	100.0	88.0	nm
Segregated Funds	123.1	74.2	66.6	68.4	123.7	64.3	63.5	(3.0)	-4.6%	263.8	251.6	(12.2)	-4.6%
Total product sales	$1,113.7	$1,135.5	$1,060.0	$955.8	$1,187.7	$1,193.9	$1,091.7	$31.6	3.0%	$3,309.2	$3,473.2	$164.0	5.0%

Client asset values, beginning of period ($mills)	$34,869	$36,187	$36,020	$31,623	$33,664	$36,279	$35,286	$(734)	-2.0%	$34,869	$33,664	$(1,205)	-3.5%
Inflows	1,114	1,136	1,060	956	1,188	1,194	1,092	32	3.0%	3,309	3,473	164	5.0%
Outflows (1)	(1,083)	(1,118)	(1,091)	(983)	(1,233)	(1,144)	(1,014)	78	7.1%	(3,292)	(3,391)	(98)	-3.0%
Net flows	31	18	(31)	(27)	(45)	50	78	109	nm	17	83	66	nm
Change in market value, net and other (2)	1,288	(185)	(4,365)	2,068	2,660	(1,043)	1,540	5,905	nm	(3,263)	3,157	6,420	nm
Client asset values, end of period	$36,187	$36,020	$31,623	$33,664	$36,279	$35,286	$36,903	$5,280	16.7%	$31,623	$36,903	$5,280	16.7%

Average client asset values ($mills)
Retail Mutual Funds	$24,882	$25,330	$23,500	$22,583	$23,694	$23,724	$23,750	$251	1.1%	$24,571	$23,723	$(848)	-3.5%
Managed Mutual Funds	—	0	21	104	212	326	425	403	nm	7	321	314	nm
Variable Annuities and other	8,242	8,588	8,192	8,083	8,717	8,972	9,245	1,053	12.9%	8,341	8,978	638	7.6%
Segregated Funds	2,477	2,545	2,479	2,454	2,499	2,527	2,542	63	2.5%	2,501	2,523	22	0.9%
Total	$35,602	$36,463	$34,192	$33,224	$35,122	$35,550	$35,962	$1,770	5.2%	$35,419	$35,545	$126	0.4%

Average number of fee-generating accounts (thous) (3)	2,662	2,611	2,626	2,611	2,584	2,583	2,552	(74)	-2.8%	2,633	2,573	(60)	-2.3%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.27%	1.27%	1.28%	1.53%	1.24%	1.28%	1.27%	nm	nm	1.28%	1.26%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.06%	0.07%	0.07%	0.07%	0.07%	nm	nm	0.20%	0.21%	nm	nm

Account-based revenue per average fee generating account (6)	$3.92	$4.52	$3.86	$3.68	$3.63	$3.67	$3.85	nm	nm	$12.30	$11.15	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 15

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended September 30, 2012
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$185,823	$185,823	$—	8.63%	9.48%

Fixed Income:
Treasury	30,884	27,200	3,684	1.44%	1.39%	3.17%	AAA
Government	123,564	104,739	18,825	5.74%	5.34%	4.61%	AA
Tax-Exempt Municipal	8,684	8,274	411	0.40%	0.42%	3.31%	AA
Corporate	1,263,888	1,136,226	127,661	58.73%	57.96%	5.53%	BBB+
Mortgage-Backed	211,047	192,126	18,922	9.81%	9.80%	5.48%	AAA
Asset-Backed	48,740	49,748	(1,008)	2.26%	2.54%	1.40%	AA+
CMBS	106,096	98,411	7,685	4.93%	5.02%	4.84%	AAA
Private	125,275	117,509	7,765	5.82%	5.99%	5.84%	BBB+
Redeemable Preferred	1,973	2,506	(534)	0.09%	0.13%	27.04%	BBB+
Convertible	9,387	8,978	409	0.44%	0.46%	3.29%	A
Total Fixed Income	1,929,537	1,745,717	183,820	89.7%	89.0%	5.30%	A
	Error	Error
Equities:
Perpetual Preferred	6,241	5,585	656	0.29%	0.28%
Common Stock	13,137	9,932	3,206	0.61%	0.51%
Mutual Fund	8,167	4,244	3,923	0.38%	0.22%
Other	9,147	9,147	0	0.43%	0.47%
Total Equities	36,693	28,908	7,785	1.7%	1.5%
	Error	Error
Total Invested Assets	$2,152,052	$1,960,448	$191,605	100%	100%
		Error
Corporate Portfolio by Sector

Consumer Non Cyclical	$143,501	$124,640	$18,861	11.35%	10.97%
Reits	121,649	111,077	10,572	9.62%	9.78%
Electric	117,821	100,556	17,266	9.32%	8.85%
Banking	111,120	103,816	7,305	8.79%	9.14%
Basic Industry	108,347	99,121	9,226	8.57%	8.72%
Insurance	102,083	92,524	9,559	8.08%	8.14%
Energy	92,267	81,702	10,565	7.30%	7.19%
Technology	77,754	72,828	4,925	6.15%	6.41%
Capital Goods	76,485	68,070	8,415	6.05%	5.99%
Communications	69,884	61,542	8,342	5.53%	5.42%
Consumer Cyclical	66,683	61,900	4,783	5.28%	5.45%
Natural Gas	62,485	55,114	7,371	4.94%	4.85%
Finance Companies	30,878	27,036	3,843	2.44%	2.38%
Industrial Other	30,478	28,311	2,167	2.41%	2.49%
Transportation	22,968	20,690	2,278	1.82%	1.82%
Brokerage	16,309	14,891	1,418	1.29%	1.31%
Financial Other	8,052	7,412	639	0.64%	0.65%
Utility Other	5,124	4,998	126	0.41%	0.44%
Total Corporate portfolio	$1,263,888	$1,136,226	$127,661	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$205,682	$201,371	$4,311	10.7%	11.5%	4.79%
1-2 Yrs.	284,759	266,305	18,453	14.8%	15.3%	5.53%
2-5 Yrs.	614,611	562,149	52,463	31.9%	32.2%	5.00%
5-10 Yrs.	756,863	658,204	98,659	39.2%	37.7%	5.61%
> 10 Yrs.	67,622	57,689	9,933	3.5%	3.3%	5.48%
Total Fixed Income	$1,929,537	$1,745,717	$183,820	100.0%	100.0%	5.30%	Error
	Error	Error
Duration

Fixed Income portfolio duration	3.8	years

12 of 15

Investment Portfolio - Quality Ratings As of September 30, 2012	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$345,163	19.77%
AA	144,648	8.29%
A	413,323	23.68%
BBB	747,369	42.81%
Below Investment Grade	91,160	5.22%
NA	4,054	0.23%	OK
Total Fixed Income	$1,745,717	100.0%

	Amortized Cost	% of Total				Amortized Cost	% of Total
Corporate asset class:				Private asset class:
Rating				Rating
AAA	$350	0.0%		AAA		$222	0.19%
AA	71,691	6.3%		AA		6,405	5.45%
A	354,313	31.2%		A		14,378	12.24%
BBB	640,019	56.3%		BBB		82,397	70.12%
Below Investment Grade	69,405	6.1%		Below Investment Grade		10,569	8.99%
NA	449	0.0%	Error	NA		3,539	3.01%
Total Corporate	$1,136,226	100.0%			Total Private	$117,509	100.0%

CMBS asset class:				Mortgage-Backed asset class:
Rating				Rating
AAA	$82,997	84.3%		AAA		$173,973	90.6%
AA	11,247	11.4%		AA		4,806	2.5%
A	1,574	1.6%		A		629	0.3%
BBB	2,001	2.0%		BBB		3,572	1.9%
Below Investment Grade	589	0.6%		Below Investment Grade		9,145	4.8%
NA	2	0.0%	OK	NA		—	—
Total CMBS	$98,411	100.0%			Total Mortgage-Backed	$192,126	100.0%

Asset-Backed asset class:				Treasury & Government asset classes:
Rating				Rating
AAA	$38,784	78.0%		AAA		$48,211	36.5%
AA	690	1.4%		AA		43,259	32.8%
A	3,853	7.7%		A		30,640	23.2%
BBB	5,000	10.1%		BBB		9,829	7.4%
Below Investment Grade	1,422	2.9%		Below Investment Grade		—	—
NA	—	—	OK	NA		—	—
Total Asset-Backed	$49,748	100.0%			Total Treasury & Government	$131,939	100.0%

NAIC Designations

1	$726,956	48.0%
2	711,189	47.0%
3	52,009	3.4%
4	14,542	1.0%
5	1,263	0.1%
6	7,253	0.5%
U.S. Insurer Fixed Income (2)	1,513,212	100.0%
Other (3)	261,413
Cash and cash equivalents	185,823
Total Invested Assets	$1,960,448	OK

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 15

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

									YOY Q3
(Dollars in thousands)		Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	$ Change	% Change
Net Investment Income by Source
Bonds & notes		$29,014	$27,462	$27,413	$26,019	$25,762	$23,797	$26,601	$(812)	-3.0%
Preferred and common stocks		188	165	170	194	223	244	245	75	44.1%
Deposit asset underlying 10% reinsurance treaty		508	650	449	412	1,030	574	986	537	119.6%
Policy loans		347	306	441	326	314	223	275	(166)	-37.6%
Cash & cash equivalents		70	65	63	109	135	111	101	38	60.3%
Other		(19)	13	—	—	37	38	40	40	nm
	Total investment income	30,108	28,662	28,536	27,060	27,500	24,987	28,248	(288)	-1.0%
Investment expenses		1,482	1,433	1,433	1,417	1,403	1,382	1,367	(66)	-4.6%
	Net investment income	$28,626	$27,229	$27,103	$25,643	$26,097	$23,605	$26,881	$(222)	nm
	Fixed income book yield, end of period	5.30%	5.38%	5.33%	5.52%	5.46%	5.48%	5.30%
	New money yield	2.72%	4.45%	2.42%	3.69%	2.69%	3.46%	2.64%

									YOY Q3
		Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA		26.1%	25.3%	24.9%	23.5%	23.1%	21.2%	19.8%	-5.1%
AA		9.5%	9.8%	9.9%	8.3%	8.5%	7.6%	8.3%	-1.6%
A		22.4%	22.6%	22.6%	23.7%	23.3%	23.4%	23.7%	1.1%
BBB		35.8%	35.9%	35.9%	37.6%	38.8%	41.3%	42.8%	6.9%
Below Investment Grade		6.2%	6.3%	6.6%	6.9%	6.3%	6.4%	5.2%	-1.4%
NA		0.0%	0.1%	0.0%	0.0%	0.1%	0.1%	0.2%	0.2%
	Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

	Average rating by amortized cost	A	A	A	A	A	A	A	na

		As of September 30, 2012				As of September 30, 2012			As of September 30, 2012
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$33,157	$29,584	AAA	United Kingdom	$67,384	$61,887	AAA	$—	$—
2	General Electric Co	17,265	15,373	AA	Australia	55,812	50,867	AA	7,527	6,707
3	International Business Machines	13,640	12,316	AA-	Canada	47,598	43,266	A	15,240	13,621
4	Bank of America Corp	12,252	11,122	A-	France	25,906	24,495	BBB	11,522	9,829
5	Province of Ontario Canada	11,725	9,168	AA-	Germany	20,167	18,744	Below Investment Grade	-	-
6	Verizon Communications Inc	10,991	9,501	A-	Brazil	18,609	16,274	NA	-	-
7	Iberdrola SA	10,655	9,444	BBB+	Bermuda	14,661	13,530	Total	$34,289	$30,157
8	National Rural Utilities Cooperative	10,585	7,186	A+	Ireland	14,115	12,742
9	Prologis Inc	10,425	9,414	BBB-	Korea Republic Of	13,877	12,706
10	Province of Quebec Canada	8,967	7,060	A+	Netherlands	13,678	11,190	Non-Government Investments (1)
11	Phillips 66	8,532	7,224	BBB	Italy	12,108	11,705
12	Ventas Inc	8,485	8,102	BBB	Spain	11,549	11,731	AAA	$—	$—
13	Roche Holding AG	8,206	6,567	AA	Switzerland	9,247	7,566	AA	27,598	24,891
14	Valspar SA	8,003	7,099	A-	Mexico	9,104	8,207	A	118,899	108,231
15	Altria Group Inc	7,997	5,918	BBB	Luxembourg	7,836	7,184	BBB	193,414	178,184
16	Washington Real Estate Investments	7,920	7,313	BBB	Emerging Markets (2)	12,632	11,503	Below Investment Grade	15,265	15,294
17	Homer City Funding LLC	7,697	6,259	CC	All Other	41,961	38,391	NA	6,784	5,231
18	Prudential Financial Inc	7,647	6,807	A	Total	$396,248	$361,989	Total	$361,959	$331,832
19	ArcelorMittal	7,644	7,019	BB+
20	Montpelier Re Holdings Ltd	7,637	7,207	BBB
21	TESCO PLC	7,487	6,317	A-
22	Enel SpA	7,268	6,977	BBB+
23	Republic of Korea	7,117	6,370	A+
24	BHP Billiton Ltd	7,082	6,541	A+
25	TransCanada Corp	7,072	6,343	A-
	Total	$255,454	$222,230

	% of total fixed income portfolio	11.9%	11.3%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

14 of 15

Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2007	2008	2009	2010	2011	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012

Recruits	220,950	235,125	221,920	231,390	244,756	52,813	65,138	83,074	43,731	58,551	48,976	47,639

Life-insurance licensed sales force, beginning of period	96,532	97,125	100,651	99,785	94,850	94,850	92,212	90,519	91,970	91,176	89,651	90,868
New life-licensed representatives	36,308	39,383	37,629	34,488	33,711	7,145	8,061	10,334	8,171	7,650	9,786	8,613
Non-renewal and terminated representatives	(35,715)	(35,857)	(38,495)	(39,423)	(37,385)	(9,783)	(9,754)	(8,883)	(8,965)	(9,175)	(8,569)	(7,975)
Life-insurance licensed sales force, end of period	97,125	100,651	99,785	94,850	91,176	92,212	90,519	91,970	91,176	89,651	90,868	91,506

Issued term life policies	244,733	241,173	233,837	223,514	237,535	51,281	59,826	65,067	61,361	56,145	60,583	53,506

Issued term life face amount	$87,619	$87,279	$80,497	$74,401	$73,146	$16,735	$18,974	$18,885	$18,552	$16,983	$18,307	$16,345

Term life face amount in force, beginning of period	$599,470	$632,086	$633,467	$650,195	$656,791	656,791	$658,523	$663,617	$666,182	$664,955	$664,423	$668,024
Issued term life face amount	87,619	87,279	80,497	74,401	73,146	16,735	18,974	18,885	18,552	16,983	18,307	16,345
Terminated term life face amount	(64,966)	(72,008)	(74,642)	(70,964)	(66,951)	(17,247)	(14,724)	(16,221)	(18,760)	(16,307)	(14,322)	(15,566)
Foreign currency impact, net	9,963	(13,891)	10,873	3,158	1,970	2,244	843	(98)	(1,019)	(1,208)	(384)	329
Term life face amount in force, end of period	$632,086	$633,467	$650,195	$656,791	$664,955	$658,523	$663,617	$666,182	$664,955	$664,423	$668,024	$669,132

Estimated annualized issued term life premium
Premium from new policies	$208.9	$205.0	$193.7	$180.8	$187.6	$41.1	$47.5	$50.1	$48.9	$44.7	$47.8	$41.8
Additions and increases in premium	43.4	43.0	42.6	44.6	44.9	10.4	11.4	11.5	11.6	10.7	11.4	11.6
Total estimated annualized issued term life premium	$252.4	$248.0	$236.3	$225.4	$232.5	$51.5	$58.9	$61.7	$60.4	$55.4	$59.2	$53.4

Investment & Savings product sales	$5,189.5	$4,458.4	$3,006.6	$3,623.6	$4,265.1	$1,113.7	$1,135.5	$1,060.0	$955.8	$1,187.7	$1,193.9	$1,091.7

Investment & Savings average client asset values	$36,735	$32,763	$26,845	$31,908	$34,870	$35,602	$36,463	$34,192	$33,224	$35,122	$35,550	$35,962

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